THE PRUDENTIAL SERIES FUND

PSF PGIM Jennison Focused Blend Portfolio

Supplement dated June 20, 2023 to the

Statement of Additional Information dated May 1, 2023, as supplemented (the SAI)

This supplement should be read and retained in conjunction with the SAI for The Prudential Series Fund (the Trust) relating to the PSF PGIM Jennison Focused Blend Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

A.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is revised to replace the information pertaining to the Portfolio with the following, effective July 1, 2023:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
PSF PGIM Jennison Focused Blend	The Manager has contractually agreed to waive a portion of its
Portfolio	management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other
Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.76% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the
Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

B.Revised Contractual Subadvisory Fee Rate for the Portfolio with Jennison Associates LLC

The Board of Trustees of the Trust approved an amendment to the Subadvisory Agreement between PGIM Investments LLC and Jennison Associates LLC to reflect a new subadvisory fee rate for the Portfolio.

The SAI is revised as follows, effective July 1, 2023:

I.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is revised to replace the information pertaining to the Portfolio with the following:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadvisers	Fee Rate
PSF PGIM Jennison	Jennison	0.27%
Focused Blend
Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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